UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 15, 2005

Clinical Data, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-12716 (Commission File Number)	04-2573920 (I.R.S. Employer Identification No.)

One Gateway Center, Suite 411
Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

(617) 527-9933
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [X]  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)
     [_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 15, 2005, Clinical Data, Inc. (the "Company"), issued a press release announcing the Company's financial results for the first quarter ended June 30, 2005. Pursuant to Item 2.02, a copy of the press release is hereby furnished to the Commission as Exhibit 99.1 to this report and is incorporated by reference herein.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

      ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)    Exhibits
            99.1      Press release of Clinical Data, Inc., dated August 15, 2005,announcing the Company's financial results for the first quarter ended June 30, 2005.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLINICAL DATA, INC.

Date: August 15, 2005	/s/ Israel M. Stein MD
Israel M. Stein MD Principal Executive Officer

Exhibit No.	Description
99.1	Press release of Clinical Data, Inc., dated August 15, 2005, announcing the Company's financial results for the first quarter ended June 30, 2005.